ADVANCED SERIES TRUST

AST Small-Cap Value Portfolio

Supplement dated January 20, 2022 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Small-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

New Subadvisory Arrangements and Strategy Changes

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) replacing LMCG Investments, LLC with Goldman Sachs Asset Management, L.P., Boston Partners Global Investors, Inc., and Hotchkis and Wiley Capital Management, LLC as subadvisers to the Portfolio, to serve alongside J.P. Morgan Investment Management Inc.; and (ii) revising the investment strategy of the Portfolio. The Manager expects to begin the implementation of the change to the Portfolio's investment strategy on or about January 31, 2022 with final completion expected on February 18, 2022.

To reflect the changes described above, the Summary Prospectus is hereby revised as follows, effective February 18, 2022:

A.The description of the Portfolio's principal investment strategies in the "INVESTMENTS, RISKS AND PERFORMANCE" section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small capitalization companies.

Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing at least 80% of its investable assets in small capitalization companies.

The Portfolio is allocated among four subadvisers: Boston Partners Global Investors, Inc., Goldman Sachs Asset Management, L.P., Hotchkis and Wiley Capital Management, LLC, and J.P. Morgan Investment Management Inc. In addition, the Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

B.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Rick Babich	Portfolio Manager	January 2022

AST Investment		Jeffrey Peasley	Portfolio Manager	January 2022
Services, Inc.
	Boston Partners Global	David M. Dabora, CFA	Portfolio Manager	January 2022
Investors, Inc.
		George Gumpert, CFA	Portfolio Manager	January 2022

	Goldman Sachs Asset	Robert Crystal	Managing Director	January 2022
	Management, L.P.		and Portfolio
Manager
		Sally Pope Davis	Managing Director	January 2022
and Portfolio
Manager
		Sean A. Butkus, CFA	Managing Director	January 2022
and Portfolio

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Manager

	Hotchkis and Wiley	Judd E. Peters, CFA	Portfolio Manager	January 2022
Capital Management,
LLC
		Ryan Thomes, CFA	Portfolio Manager	January 2022

	J.P. Morgan Investment	Wonseok Choi	Managing Director	November 2019
Management Inc
		Lindsey Houghton	Executive Director	November 2019
		Akash Gupta, CFA	Executive Director	November 2019
		Jonathan L. Tse, CFA,	Executive Director	November 2019
		Phillip D. Hart, CFA	Managing Director	March 2012

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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